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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

        We consent to the reference to our firm under the caption "Experts" and to the use of our report dated June 15, 2009, in the Registration Statement (Form S-11 No. 333-00000) and related Prospectus of Marathon Real Estate Mortgage Trust for the registration of            shares of its common stock.

Ernst & Young LLP
New York, New York
August 28, 2009

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  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm